SUPPLEMENT Dated February 7, 2008
To The Prospectus Dated December 31, 2007 For

ING Frontier Variable Annuity

Issued By ING USA Annuity and Life Insurance Company
Through Separate Account B of ING USA Annuity and Life Insurance Company

This supplement updates the current prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

The ING WisdomTreeSM Global High-Yielding Equity Index Portfolio is a series of the ING
Variable Portfolios, Inc. Please delete and replace all references to this portfolio in the prospectus as a portfolio of the ING Investors Trust accordingly.

Frontier –148123	2/2008